UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2022

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange
Redeemable warrants to acquire Class A common stock	DMS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed, on April 1, 2021, the Company completed a transaction to purchase the assets of Crisp Marketing, LLC (“Crisp Results”) pursuant to an asset purchase agreement. The Company paid consideration of $40.0 million upon closing of the transaction, consisting of $20.0 million cash and Class A Common Stock valued at $20.0 million. The transaction also included up to $10.0 million in contingent consideration to be earned over the 12 months following the acquisition, subject to the achievement of certain milestones, and a $5.0 million deferred payment to be paid 18 months after the acquisition date in the form of cash or Class A common stock at the Company’s discretion.

The milestones for the achievement of the $10.0M contingent consideration were satisfied, and the Board of Directors of the Company determined to satisfy the contingent consideration payout through the issuance of 2,989,090 unregistered shares of Class A common stock, which, pursuant to the terms of the asset purchase agreement, were priced at $3.3455, the average closing price of the Class A common stock during the twenty trading-day period ended March 31, 2022. The issuance was exempt under Section 4(a)(2) of the Securities Act of 1933, as amended. The Company intends to file a registration statement with respect to the shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On June 28, 2022, Digital Media Solutions, Inc. (the “Company”) announced the appointment of Richard Rodick, 63, as the Company’s Chief Financial Officer, effective July 1, 2022.

Mr. Rodick previously served as the Chief Financial Officer of Transworld Systems Inc., a privately held entity, from 2021 to 2022; the Chief Financial Officer of TELUS International, a subsidiary of TELUS Corporation, from 2016 to 2020; and the Chief Financial Officer of UTi Worldwide, from 2012 to 2016. From 2007 to 2012, Mr. Rodick served as Treasurer and Vice President Investor Relations for Broadridge Financial Solutions, following its spin-off from ADP. From 2003 to 2007, Mr. Rodick served as Chief Financial Officer for three divisions of ADP. From 1988 to 2003, Mr. Rodick served in numerous accounting and financial roles for Ryder System, ending his time as Senior Vice President Finance.

Mr. Rodick holds a Master of Business Administration and a bachelor’s degree in accountancy from Florida State University.

Pursuant to the terms of an Offer Letter, dated as of June 28, 2022 (the “Rodick Offer Letter”), by and between the Company and Mr. Rodick, he will receive (1) an annual base salary of $380,000; (2) a pro-rated annual cash incentive bonus based upon criteria established the Company’s Board of Directors at a target level of 70% of earned base salary; (3) an equity grant of $450,000, subject to four-year vesting, consisting of 50% time-based restricted stock units and 50% performance-based restricted stock units; and (4) standard employee benefits paid by the Company.

The Rodick Offer Letter provides for certain severance benefits upon a termination by the Company without “cause” or for “good reason.” In the event of a termination without “cause” or “good reason” by the Company, Mr. Rodick would be entitled to (i) continued payment of his base salary for twelve (12) months and (ii) payment of the Company’s portion of the premium for healthcare continuation coverage under COBRA at the same level of coverage he was entitled to at the time of termination of employment, subject to the timely election of continuation coverage.

The foregoing description of the Rodick Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Rodick Offer letter, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference. Mr. Rodick and the Company will also enter into an Indemnity Agreement substantially in the form filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2020, which is attached to this Current Report as Exhibit 10.2 and incorporated herein by reference.

A copy of the press release announcing the appointment of Mr. Rodick is attached as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Rodick and any director or other executive officer, nor are there any transactions to which the Company was or is a participant and in which Mr. Rodick has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Rodick and any other persons pursuant to which he was selected as an officer.

Departure of Vasundara Srenivas

Also on June 28, 2022, the Company announced the mutually agreed departure of Vasundara Srenivas, Chief Financial Officer of the Company, effective July 1, 2022. Ms. Srenivas’s last day of employment will be August 19, 2022.

In connection with her departure, the Company and Ms. Srenivas have entered into a separation and release agreement. Pursuant to the separation and release agreement, Ms. Srenivas will be entitled to a severance payment of $190,000 following completion of her employment. The foregoing description of the separation agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Ms. Srenivas’s departure was not related to any disagreements with the Company on any matter relating to its operations, policies, practices or any issues regarding financial disclosures, accounting, or legal matters.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

10.1	Offer Letter, by and between Digital Media Solutions, Inc. and Richard Rodick, dated as of June 28, 2022.
10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to Digital Media Solutions, Inc.’s Current Report on Form 8-K/A filed with the SEC on July 20, 2020).
10.3	Separation Agreement, by and between Digital Media Solutions, Inc. and Vasundara Srenivas, dated as of June 28, 2022.
99.1	Press release of Digital Media Solutions, Inc. issued June 28, 2022.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2022

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary